                                                                      EX-99.CERT

                                 CERTIFICATIONS

                         Pursuant to Section 302 of the
                           Sarbanes-Oxley Act of 2002

I, Robert S. Dow, certify that:

     1. I have reviewed this report on Form N-CSR of Lord Abbett Tax-Free Income Trust;

     2. Based on my knowledge, this report does not contain any untrue statements of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: May 22, 2003


                                                     /s/ Robert S. Dow
                                                     -----------------
                                                     Robert S. Dow
                                                     Chief Executive Officer,
                                                     Chairman and President

                                 CERTIFICATIONS

                         Pursuant to Section 302 of the
                           Sarbanes-Oxley Act of 2002

I, Joan A. Binstock, certify that:

     1. I have reviewed this report on Form N-CSR of Lord Abbett Tax-Free Income Trust;

     2. Based on my knowledge, this report does not contain any untrue statements of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: May 22, 2003


                                     /s/ Joan A. Binstock
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President

                                 CERTIFICATIONS

                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


I, Robert S. Dow, certify that:

     1. This report on Form N-CSR of Lord Abbett Tax-Free Income Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date: May 22, 2003


                                                    By: /s/ Robert S. Dow
                                                        Robert S. Dow
                                                        Chief Executive Officer,
                                                        Chairman and President

                                 CERTIFICATIONS

                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


I, Joan A. Binstock, certify that:

     1. This report on Form N-CSR of Lord Abbett Tax-Free Income Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date: May 22, 2003


                                 By: /s/ Joan A. Binstock
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President